UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 15, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On May 24, 2007, Vornado Realty L.P. completed its previously announced acquisition of a 70% controlling interest in 1290 Avenue of the Americas, a 2.0 million square foot Manhattan office building, located on the entire blockfront between 51st and 52nd Streets on Avenue of the Americas, and the 555 California Street office complex containing 1.8 million square feet, known as the Bank of America Center, located at California and Montgomery Streets in San Francisco’s financial district. In connection with the acquisition, Vornado Realty L.P. and Vornado Realty Trust filed a Current Report on Form 8-K/A describing the acquisition. Reference is made to that Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 24, 2007. This Current Report on Form 8-K/A amends that prior filing. The purchase price for Vornado’s 70% interest in the real estate was approximately $1.807 billion, consisting of $1.010 billion of cash and $797 million of existing debt. The preliminary allocation of the purchase price is approximately $775 per square foot for 1290 Avenue of the Americas and approximately $575 per square foot for 555 California Street, based on current measurement of the buildings. The purchase was effected through the acquisition by a wholly-owned subsidiary of Vornado Realty L.P. of all of the shares of a group of foreign companies that own, indirectly through U.S. entities, the 1% sole general partnership interest and limited partnership interests comprising 69% of the partnerships that own the two properties. The remaining 30% limited partnership interest is owned by Donald J. Trump.

Item 9.01. Financial Statements and Exhibits.

(a) and (b) Financial Statements of Properties Acquired and Pro Forma Financial Information
There are filed herewith:
•

The consolidated pro forma balance sheet of Vornado Realty Trust as of December 31, 2006 and the consolidated pro forma income statements of Vornado Realty Trust for the year ended December 31, 2006 and three months ended March 31, 2007, prepared to give pro forma effect to the acquisition described in Item 2.01 above.

•

The consolidated pro forma balance sheet of Vornado Realty L.P. as of December 31, 2006 and the consolidated pro forma income statements of Vornado Realty L.P. for the year ended December 31, 2006 and three months ended March 31, 2007, prepared to give pro forma effect to the acquisition described in Item 2.01 above.

•

The condensed combined statements of Revenues and Certain Expenses, in accordance with Regulation S-X Rule 3-14, of 1290 Avenue of the Americas and 555 California Street for the year ended December 31, 2006 and three months ended March 31, 2007.

(c)		Exhibits
23.1		Consent of independent public accounting firm.
99.1		Financial statements and pro forma financial information referenced above under paragraphs (a) and (b) of this Item 9.01.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: July 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: July 26, 2007

3

Exhibit Index

23.1	Consent of Independent Public Accounting Firm.
99.1	Financial Statements of Properties Acquired and Pro Forma Financial Information.

4

Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

July 26, 2007

Vornado Realty Trust

New York, New York

We consent to the incorporation, by reference in the following Vornado Realty Trust and Vornado Realty Trust and Vornado Realty L.P. joint registration statements, of our reports dated May 4, 2007 and May 8, 2007, with respect to the Statements of Revenues and Certain Expenses for the year ended December 31, 2006 of 1290 Avenue of the Americas and 555 California Street, 315 Montgomery and 345 Montgomery Street, which are included in this current report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2007.

Vornado Realty Trust:

Registration Statement No. 333-68462 on Form S-8

Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-64015 on Form S-3

Amendment No.1 to Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-29011 on Form S-8

Registration Statement No. 333-09159 on Form S-8

Registration Statement No. 333-76327 on Form S-3

Amendment No.1 to Registration Statement No. 333-89667 on Form S-3

Registration Statement No. 333-81497 on Form S-8

Registration Statement No. 333-102216 on Form S-8

Amendment No.1 to Registration Statement No. 333-102215 on Form S-3

Amendment No.1 to Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-121929 on Form S-3

Registration Statement No. 333-120384 on Form S-3

Registration Statement No. 333-126963 on Form S-3

Registration Statement No. 333-139646 on Form S-3

Registration Statement No. 333-141162 on Form S-3

Vornado Realty Trust and Vornado Realty L.P.:

Amendment No. 4 to Registration Statement No. 333-40787 on Form S-3

Amendment No. 4 to Registration Statement No. 333-29013 on Form S-3

Registration Statement No. 333-108138 on Form S-3

Registration Statement No. 333-122306 on Form S-3

Registration Statement No. 333-138367 on Form S-3

/s/ Shanholt Glassman Klein Kramer & Co. CPA’s P.C.

New York, New York

Exhibit 99.1

Vornado Realty Trust

Pro Forma Consolidated Financial Information

(in thousands)

Basis of Pro Forma Presentation

The unaudited consolidated pro forma financial information presents, (i) the consolidated pro forma balance sheet of Vornado Realty Trust (“Vornado”) as of December 31, 2006, as if the purchase of the 70% interest in 1290 Avenue of the America and the 555 California Street complex (together, the “Properties Acquired”) occurred on December 31, 2006, and (ii) the consolidated pro forma income statements of Vornado Realty Trust for the year ended December 31, 2006 and for the three months ended March 31, 2007, as if the above transaction had occurred on January 1, 2006. The accompanying pro forma financial information is presented on the basis of consolidation of the Properties Acquired, because Vornado is acquiring a 70% controlling equity interest. The purchase price accounting adjustments included herein represent a preliminary allocation of the fair value of the assets and liabilities acquired and are subject to change within the one-year period from the date of acquisition, as further valuation information becomes available.

The unaudited consolidated pro forma financial information is not necessarily indicative of what Vornado’s actual results of operations or financial position would have been had this transaction been consummated on the dates indicated, nor does it purport to represent Vornado’s results of operations or financial position for any future period. The results of operations for the three months ended March 31, 2007 are not necessarily indicative of the operating results for the full year.

The unaudited consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in Vornado’s Annual Report on Form 10-K for the year ended December 31, 2006, and Quarterly Report on Form 10-Q for the three months ended March 31, 2007, and the statements of revenues and certain expenses of the Properties Acquired and notes thereto included in this current report on Form 8-K. In our opinion, all adjustments necessary to reflect this transaction have been made.

Vornado Realty Trust

Pro Forma Consolidated Balance Sheet

As of December 31, 2006

(Amounts in thousands, except share and per share amounts)	Historical	Properties Acquired	Pro Forma Adjustments	Pro Forma
ASSETS		(1)	(2)
Real estate, at cost:
Land	$2,795,970	$643,833	$201,461	$3,641,264
Buildings and improvements	9,967,415	1,653,116	62,787	11,683,318
Development costs and construction in progress	417,671	857	—	418,528
Leasehold improvements and equipment	372,432	—	—	372,432
Total	13,553,488	2,297,806	264,248	16,115,542
Less accumulated depreciation and amortization	(1,968,678)	(39,860)	27,902	(1,980,636)
Real estate, net	11,584,810	2,257,946	292,150	14,134,906
Cash and cash equivalents	2,233,317	15,938	(1,225,394)	1,023,861
Escrow deposits and restricted cash	140,351	227,992	—	368,343
Marketable securities	316,727	—	—	316,727
Investments and advances to partially owned entities, including Alexander’s of $82,114	1,135,669	—	—	1,135,669
Investment in Toys “R” Us	317,145	—	—	317,145
Due from officers	15,197	—	—	15,197
Accounts receivable, net of allowance for doubtful accounts of $17,727	230,908	1,371	—	232,279
Notes and mortgage loans receivable	561,164	—	—	561,164
Receivable arising from the straight-lining of rents, net of allowance of $2,334	441,982	7,779	(5,445)	444,316
Other assets	976,103	231,995	95,502	1,303,600
Assets related to discontinued operations	908	—	—	908
	$17,954,281	$2,743,021	$(843,187)	$19,854,115
LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes and mortgages payable	$6,886,884	$1,131,094	$20,614	$8,038,592
Senior unsecured notes	1,196,600	—	—	1,196,600
Convertible senior debentures	980,083	—	—	980,083
Exchangeable senior debentures	491,231	—	—	491,231
Accounts payable and accrued expenses	531,977	19,577	—	551,554
Deferred credit	342,733	186,420	93,270	622,423
Other liabilities	184,844	19,331	13,548	217,723
Officers compensation payable	60,955	—	—	60,955
Total liabilities	10,675,307	1,356,422	127,432	12,159,161
Minority interest, including unitholders in the Operating Partnership	1,128,204	—	415,980	1,544,184
Commitments and contingencies
Shareholders’ equity:
Preferred shares of beneficial interest: no par value per share; authorized 110,000,000 shares; issued and outstanding 34,051,635	828,660	—	—	828,660
Common shares of beneficial interest: $.04 par value per share; authorized 200,000,000 shares; issued and outstanding 151,093,373	6,083	—	—	6,083
Additional capital	5,287,923	1,386,599	(1,386,599)	5,287,923
Earnings (less than) in excess of distributions	(69,188)	—	—	(69,188)
Accumulated other comprehensive income	92,963	—	—	92,963
Deferred compensation shares earned but not yet delivered	4,329	—	—	4,329
Total shareholders’ equity	6,150,770	1,386,599	(1,386,599)	6,150,770
	$17,954,281	$2,743,021	$(843,187)	$19,854,115

See accompanying notes to pro forma consolidated financial information

Vornado Realty Trust

Pro Forma Consolidated Income Statement

For the Year Ended December 31, 2006

	Historical	Properties Acquired	Pro Forma Adjustments		Pro Forma
(Amounts in thousands, except per share amounts)		(3)

REVENUES:
Property rentals	$1,567,888	$185,542	$39,948	(4)	$1,793,378
Temperature Controlled Logistics	779,110	—	—		779,110
Tenant expense reimbursements	261,471	35,137	—		296,608
Fee and other income	103,626	221	—		103,847
Total revenues	2,712,095	220,900	39,948		2,972,943
EXPENSES:
Operating	1,366,430	86,909	—		1,453,339
Depreciation and amortization	397,403	—	79,389	(5)	476,792
General and administrative	221,356	9,612	17,000	(6)	247,968
Total expenses	1,985,189	96,521	96,389		2,178,099
Operating income	726,906	124,379	(56,441)		794,844
Loss applicable to Alexander’s	(14,530)	—	—		(14,530)
Loss applicable to Toys “R” Us	(47,520)	—	—		(47,520)
Income from partially owned entities	61,777	—	—		61,777
Interest and other investment income	262,188	—	(50,534	) (7)	211,654
Interest and debt expense (including amortization of deferred financing costs of $15,250)	(477,775)	(71,881)	3,036	(8)	(546,620)
Net gain on disposition of wholly-owned and partially owned assets other than depreciable real estate	76,073	—	—		76,073
Minority interest of partially owned entities	20,173	—	4,791	(9)	24,964
Income from continuing operations	607,292	52,498	(99,148)		560,642
Income from discontinued operations, net of minority interest	33,408	—	—		33,408
Income before allocation to minority limited partners	640,700	52,498	(99,148)		594,050
Minority limited partners’ interest in the Operating Partnership	(58,712)	—	4,805	(10)	(53,907)
Perpetual preferred unit distributions of the Operating Partnership	(21,848)	—	—		(21,848)
Net income	560,140	52,498	(94,343)		518,295
Preferred share dividends	(57,511)	—	—		(57,511)
NET INCOME applicable to common shares	$502,629	$52,498	$(94,343)		$460,784

INCOME PER COMMON SHARE – BASIC:
Income from continuing operations	$3.30				$3.01
Income from discontinued operations	.24				0.24
Net income per common share	$3.54				$3.25

INCOME PER COMMON SHARE – DILUTED:
Income from continuing operations	$3.13				$2.85
Income from discontinued operations	.22				0.22
Net income per common share	$3.35				$3.07

See accompanying notes to pro forma consolidated financial information

Vornado Realty Trust

Pro Forma Consolidated Income Statement

For the Three Months Ended March 31, 2007

(Amounts in thousands, except per share amounts)	Historical	Properties Acquired	Pro Forma Adjustments		Pro Forma
		(3)
REVENUES:
Property rentals	$435,367	$47,651	$9,411	(4)	$492,429
Temperature Controlled Logistics	200,093	—	—		200,093
Tenant expense reimbursements	72,533	8,448	—		80,981
Fee and other income	29,063	70	—		29,133
Total revenues	737,056	56,169	9,411		802,636
EXPENSES:
Operating	370,966	21,371	—		392,337
Depreciation and amortization	108,806	—	19,848	(5)	128,654
General and administrative	53,063	2,492	4,250	(6)	59,805
Costs of acquisitions not consummated	8,807	—	—		8,807
Total expenses	541,642	23,863	24,098		589,603
Operating income	195,414	32,306	(14,687)		213,033
Income applicable to Alexander’s	13,519	—	—		13,519
Income applicable to Toys “R” Us	58,661	—	—		58,661
Income from partially owned entities	9,105	—	—		9,105
Interest and other investment income	54,479	—	(12,634	) (7)	41,845
Interest and debt expense (including amortization of deferred financing costs of $4,150 and $3,575)	(147,013)	(17,312)	759	(8)	(163,566)
Net gain on disposition of wholly-owned and partially owned assets other than depreciable real estate	909	—	—		909
Minority interest of partially owned entities	3,883	—	637	(9)	4,520
Income from continuing operations	188,957	14,994	(25,925)		178,026
Loss from discontinued operations, net of minority interest	(31)	—	—		(31)
Income before allocation to minority limited partners	188,926	14,994	(25,925)		177,995
Minority limited partners’ interest in the Operating Partnership	(17,177)	—	1,057	(10)	(16,120)
Perpetual preferred unit distributions of the Operating Partnership	(4,818)	—	—		(4,818)
Net income	166,931	14,994	(24,868)		157,057
Preferred share dividends	(14,296)	—	—		(14,296)
NET INCOME applicable to common shares	$152,635	$14,994	$(24,868)		$142,761

INCOME PER COMMON SHARE – BASIC:
Income from continuing operations	$1.01				$0.94
Income from discontinued operations	—				—
Net income per common share	$1.01				$0.94

INCOME PER COMMON SHARE – DILUTED:
Income from continuing operations	$0.96				$0.90
Income from discontinued operations	—				—
Net income per common share	$0.96				$0.90

See accompanying notes to pro forma consolidated financial information

Vornado Realty Trust

Supplemental Information

Pro Forma Funds From Operations (“FFO”)

For the Year Ended December 31, 2006

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs. Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in our statements of cash flows. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity.

(Amounts in thousands except per share amounts)	Historical	Properties Acquired	Pro Forma Adjustments		Pro Forma
Reconciliation of Net Income to FFO:
Net income	$560,140	$52,498	$(94,343)		$518,295
Depreciation and amortization of real property	337,730	—	55,572	(11)	393,302
Net gains on sale of real estate	(33,769)	—	—		(33,769)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	105,629	—	—		105,629
Net gains on sale of real estate	(13,166)	—	—		(13,166)
Income tax effect of Toys adjustments included above	(21,038)	—	—		(21,038)
Minority limited partners’ share of above adjustments	(39,809)	—	(5,724	) (12)	(45,533)
FFO	895,717	52,498	(44,495)		903,720
Preferred dividends	(57,511)	—	—		(57,511)
FFO applicable to common shares	838,206	52,498	(44,495)		846,209
Interest on 3.875% exchangeable senior debentures	19,856	—	—		19,856
Series A convertible preferred dividends	631	—	—		631
FFO applicable to common shares plus assumed conversions	$858,693	$52,498	$(44,495)		$866,696
Reconciliation of Weighted Average Shares:
Weighted average common shares outstanding	142,145				142,145
Effect of dilutive securities:
Employee stock options and restricted share awards	7,829				7,829
3.875% exchangeable senior debentures	5,559				5,559
Series A convertible preferred shares	269				269
Denominator for diluted FFO per share	155,802				155,802

Diluted FFO per share	$5.51				$5.56

Vornado Realty Trust

Supplemental Information

Pro Forma Funds From Operations (“FFO”)

For the Three Months Ended March 31, 2007

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs. Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in our statements of cash flows. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity.

(Amounts in thousands except per share amounts)	Historical	Properties Acquired	Pro Forma Adjustments		Pro Forma
Reconciliation of Net Income to FFO:
Net income	$166,931	$14,994	$(24,868)		$157,057
Depreciation and amortization of real property	93,665	—	13,893	(11)	107,558
Net gains on sale of real estate	—	—	—		—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	42,984	—	—		42,984
Net (gains) losses on sale of real estate	—	—	—		—
Income tax effect of Toys adjustments included above	(11,883)	—	—		(11,883)
Minority limited partners’ share of above adjustments	(12,618)	—	(1,386	) (12)	(14,004)
FFO	279,079	14,994	(12,361)		281,712
Preferred dividends	(14,296)	—	—		(14,296)
FFO applicable to common shares	264,783	14,994	(12,361)		267,416
Interest on 3.875% exchangeable senior debentures	5,309	—	—		5,309
Series A convertible preferred dividends	73	—	—		73
FFO applicable to common shares plus assumed conversions	$270,165	$14,994	$(12,361)		$272,798
Reconciliation of Weighted Average Shares:
Weighted average common shares outstanding	151,428				151,428
Effect of dilutive securities:
Employee stock options and restricted share awards	6,888				6,888
3.875% exchangeable senior debentures	5,560				5,560
Series A convertible preferred shares	125				125
Denominator for diluted FFO per share	164,001				164,001

Diluted FFO per share	$1.65				$1.66

Vornado Realty Trust

Supplemental Information

Pro Forma EBITDA by Segment

EBITDA represents “Earnings Before Interest, Taxes, Depreciation and Amortization.” We consider EBITDA a supplemental measure for making decisions and assessing the un-levered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

(Amounts in thousands)	For the Year Ended December 31, 2006
	Historical	Pro Forma

NYC Office	$376,717	$456,441	(13)
Washington, DC	366,779	366,779
Total Office	743,496	823,220
Retail	278,860	278,860
Merchandise Mart	144,841	144,841
Temperature Controlled Logistics	66,291	66,291
Toys “R” Us	263,287	263,287
Other	286,528	284,812	(14)
Total	$1,783,303	$1,861,311

(Amounts in thousands)	For the Three Months Ended March 31, 2007
	Historical	Pro Forma

NYC Office	$114,537	$134,425	(13)
Washington, DC	91,178	91,178
Total Office	205,715	225,603
Retail	74,894	74,894
Merchandise Mart	32,321	32,321
Temperature Controlled Logistics	16,144	16,144
Toys “R” Us	214,088	214,088
Other	41,275	41,016	(14)
Total	$584,437	$604,066

Vornado Realty Trust

Notes to Pro Forma Consolidated Financial Information

(Amounts in thousands)

(1)

We acquired a 70% controlling interest in 1290 Avenue of the Americas and the 555 California Street complex. We consolidate the properties and have stepped-up 70% of the basis of the assets and liabilities to their estimated fair value. The “Properties Acquired” column represents 100% of the aggregate historical cost of these properties.

(2)

Represents our preliminary purchase price allocation for the 70% interest we acquired after the elimination of the historical cost basis of the assets and liabilities. The valuations of the assets and liabilities were determined based on discounted cash flow analyses, available market statistics and comparable sales information and are preliminary and subject to change within the one-year period from the date of closing, as additional valuation information becomes available.

Purchase Price:
Contractual purchase price	$1,165,000
Purchase price adjustments	(27,606)
Estimated transaction costs	88,000
Debt assumed (GAAP basis at December 31, 2006)	791,766
Total Consideration	2,017,160
Less: Debt assumed	(791,766)
Cash funded at closing	$1,225,394

		Elimination
		of 70% at	Resulting
Purchase Price Allocation of the Assets and Liabilities Acquired:	70% at Fair Value	Historical Cost	Pro Forma Adjustment
Land	$652,144	$450,683	$201,461
Building	1,219,968	1,129,279	90,689
Acquired in-place leases	173,922	78,020	95,902
Acquired above-market leases	33,205	47,765	(14,560)
Other assets	223,083	214,369	8,714
Assets Acquired	2,302,322	1,920,116	382,206
Mortgage debt	812,380	791,766	20,614
Acquired below-market leases	223,764	130,494	93,270
Other liabilities	40,784	27,237	13,547
Liabilities Acquired	1,076,928	949,497	127,431
Net Assets Acquired	$1,225,394	$970,619	$254,775

Shareholders’ Equity:
Historical basis	$1,386,599
Adjustment to step up 70% to fair value, as above	254,775
Adjusted equity	1,641,374
Reclassification of 30% shareholders’ equity to minority interest upon consolidation	(415,980)
Elimination of Vornado’s 70% upon consolidation	$1,225,394

Vornado Realty Trust

Notes to Pro Forma Consolidated Financial Information

(Amounts in thousands)

(Continued)

(3)

The “Properties Acquired” column represents the aggregate of the Revenues and Certain Expenses of the properties to be acquired for the year ended December 31, 2006 and the three months ended March 31, 2007. The Statements of Revenues and Certain Expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X and are included in this current report on Form 8-K.

(4)

Represents the amortization of acquired below market leases, net of above market leases over the remaining non-cancellable terms of the leases and the adjustment to revenue arising from the straight-lining of rents as follows:

	Total	70% Acquired	30% Historical Cost
Amortization of acquired below market leases, net of above market leases	$39,381	$34,297	$5,084
Revenue arising from the straight-lining of rents	567	7,193	(6,626)
Total for the year ended December 31, 2006	$39,948	$41,490	$(1,542)
Total for the three months ended March 31, 2007	$9,411	$9,797	$(386)

(5)

Represents depreciation of building and improvements on a straight-line basis over their estimated useful life of 40 years and amortization of acquired in-place leases over the remaining non-cancellable terms of the leases as follows:

	Total	70% Acquired	30% Historical Cost
Depreciation of building and improvements	$43,540	$27,701	$15,839
Amortization of acquired in-place leases	34,382	26,063	8,319
Amortization of deferred costs	1,467	—	1,467
Total for the year ended December 31, 2006	$79,389	$53,764	$25,625
Total for the three months ended March 31, 2007	$19,848	$13,441	$6,407

(6)	Represents 30% Federal withholding tax on dividends paid to the foreign corporations acquired in this transaction.

(7)	Represents a reduction of interest income from the earnings on $1.225 billion of cash which was used to fund this transaction.

(8)	Represents the amortization of the mark-to-market of the debt assumed at acquisition on a straight-line basis (which approximates the effective interest method) over the remaining terms of the debt.

(9)	Represents the allocation of earnings to the 30% minority partner upon consolidation of the Properties Acquired.

(10)	Represents the allocation of earnings to the minority limited partners of Vornado Realty L.P.

(11)	Represents the aggregate of real estate depreciation (including the 30% historical cost amount) added back to Net Income in determining Funds From Operations.

(12)	Represents the allocation of the adjustments to Net Income in determining Funds From Operations to the minority limited partners of Vornado Realty L.P.

(13)	Includes EBITDA of 1290 Avenue of the Americas of $79,724 for the year ended December 31, 2006 and $19,888 for the three months ended March 31, 2007.

(14)

Includes EBITDA of the 555 California Street complex of $44,013 for the year ended December 31, 2006 and $11,319 for the three months ended March 31, 2007. These amounts are offset by $50,534 and $12,634, respectively, for a reduction of interest income from the earnings on $1.225 billion of cash which was used to fund this transaction.

Vornado Realty L.P.

Pro Forma Consolidated Financial Information

(Amounts in thousands)

Basis of Pro Forma Presentation

The unaudited consolidated pro forma financial information presents, (i) the consolidated pro forma balance sheet of Vornado Realty L.P. (“Vornado”) as of December 31, 2006, as if the purchase of the 70% interest in 1290 Avenue of the America and the 555 California Street complex (together, the “Properties Acquired”) occurred on December 31, 2006, and (ii) the consolidated pro forma income statements of Vornado Realty L.P. for the year ended December 31, 2006 and for the three months ended March 31, 2007, as if the above transaction had occurred on January 1, 2006. The accompanying pro forma financial information is presented on the basis of consolidation of the Properties Acquired, because Vornado is acquiring a 70% controlling equity interest. The purchase price accounting adjustments included herein represent a preliminary allocation of the fair value of the assets and liabilities acquired and are subject to change within the one-year period from the date of acquisition, as further valuation information becomes available.

The unaudited consolidated pro forma financial information is not necessarily indicative of what the Operating Partnership’s actual results of operations or financial position would have been had this transaction been consummated on the dates indicated, nor does it purport to represent the Operating Partnership’s results of operations or financial position for any future period. The results of operations for the three months ended March 31, 2007 are not necessarily indicative of the operating results for the full year.

The unaudited consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in Vornado Realty L.P.’s Annual Report on Form 10-K for the year ended December 31, 2006, and Quarterly Report on Form 10-Q for the three months ended March 31, 2007, and the statements of revenues and certain expenses of the Properties Acquired and notes thereto included in this current report on Form 8-K. In our opinion, all adjustments necessary to reflect this transaction have been made.

Vornado Realty L.P.

Pro Forma Consolidated Balance Sheet

As of December 31, 2006

(Amounts in thousands, except share and per share amounts)	Historical	Properties Acquired	Pro Forma Adjustments	Pro Forma
ASSETS		(1)	(2)
Real estate, at cost:
Land	$2,795,970	$643,833	$201,461	$3,641,264
Buildings and improvements	9,967,415	1,653,116	62,787	11,683,318
Development costs and construction in progress	417,671	857	—	418,528
Leasehold improvements and equipment	372,432	—	—	372,432
Total	13,553,488	2,297,806	264,248	16,115,542
Less accumulated depreciation and amortization	(1,968,678)	(39,860)	27,902	(1,980,636)
Real estate, net	11,584,810	2,257,946	292,150	14,134,906
Cash and cash equivalents	2,233,317	15,938	(1,225,394)	1,023,861
Escrow deposits and restricted cash	140,351	227,992	—	368,343
Marketable securities	316,727	—	—	316,727
Investments and advances to partially owned entities, including Alexander’s of $82,114	1,135,669	—	—	1,135,669
Investment in Toys “R” Us	317,145	—	—	317,145
Due from officers	15,197	—	—	15,197
Accounts receivable, net of allowance for doubtful accounts of $17,727	230,908	1,371	—	232,279
Notes and mortgage loans receivable	561,164	—	—	561,164
Receivable arising from the straight-lining of rents, net of allowance of $2,334	441,982	7,779	(5,445)	444,316
Other assets	976,103	231,995	95,502	1,303,600
Assets related to discontinued operations	908	—	—	908
	$17,954,281	$2,743,021	$(843,187)	$19,854,115

LIABILITIES AND PARTNERS’ CAPITAL
Notes and mortgages payable	$6,886,884	$1,131,094	$20,614	$8,038,592
Senior unsecured notes	1,196,600	—	—	1,196,600
Due to Vornado Realty Trust	980,083	—	—	980,083
Exchangeable senior debentures	491,231	—	—	491,231
Accounts payable and accrued expenses	527,351	19,577	—	546,928
Deferred credit	342,733	186,420	93,270	622,423
Other liabilities	184,844	19,331	13,548	217,723
Officers compensation payable	60,955	—	—	60,955
Total liabilities	10,670,681	1,356,422	127,432	12,154,535
Minority interest	155,289	—	415,980	571,269
Commitments and contingencies
Partners’ Capital:
Equity	7,059,063	1,386,599	(1,386,599)	7,059,063
Earnings less than distributions	(28,044)	—	—	(28,044)
Accumulated other comprehensive income	92,963	—	—	92,963
Deferred compensation units earned but not yet delivered	4,329	—	—	4,329
Total partners’ capital	7,128,311	1,386,599	(1,386,599)	7,128,311
	$17,954,281	$2,743,021	$(843,187)	$19,854,115

See accompanying notes to pro forma consolidated financial information

Vornado Realty L.P.

Pro Forma Consolidated Income Statement

For the Year Ended December 31, 2006

	Historical	Properties Acquired	Pro Forma Adjustments		Pro Forma
(Amounts in thousands, except per share amounts)		(3)

REVENUES:
Property rentals	$1,567,888	$185,542	$39,948	(4)	$1,793,378
Temperature Controlled Logistics	779,110	—	—		779,110
Tenant expense reimbursements	261,471	35,137	—		296,608
Fee and other income	103,626	221	—		103,847
Total revenues	2,712,095	220,900	39,948		2,972,943
EXPENSES:
Operating	1,366,430	86,909	—		1,453,339
Depreciation and amortization	397,403	—	79,389	(5)	476,792
General and administrative	221,356	9,612	17,000	(6)	247,968
Total expenses	1,985,189	96,521	96,389		2,178,099
Operating income	726,906	124,379	(56,441)		794,844
Loss applicable to Alexander’s	(14,530)	—	—		(14,530)
Loss applicable to Toys “R” Us	(47,520)	—	—		(47,520)
Income from partially owned entities	61,777	—	—		61,777
Interest and other investment income	262,188	—	(50,534	)(7)	211,654
Interest and debt expense (including amortization of deferred financing costs of $15,250)	(477,775)	(71,881)	3,036	(8)	(546,620)
Net gain on disposition of wholly-owned and partially owned assets other than depreciable real estate	76,073	—	—		76,073
Minority interest of partially owned entities	20,173	—	4,791	(9)	24,964
Income from continuing operations	607,292	52,498	(99,148)		560,642
Income from discontinued operations, net of minority interest	33,396	—	—		33,396
Net income	640,688	52,498	(99,148)		594,038
Preferred unit distributions	(81,941)	—	—		(81,941)
NET INCOME applicable to Class A units	$558,747	$52,498	$(99,148)		$512,097

INCOME PER CLASS A UNIT – BASIC:
Income from continuing operations	$3.34				$3.04
Income from discontinued operations	.21				0.21
Net income per Class A unit	$3.55				$3.25

INCOME PER CLASS A UNIT – DILUTED:
Income from continuing operations	$3.17				$2.89
Income from discontinued operations	.20				0.20
Net income per Class A unit	$3.37				$3.09

See accompanying notes to pro forma consolidated financial information

Vornado Realty L.P.

Pro Forma Consolidated Income Statement

For the Three Months Ended March 31, 2007

(Amounts in thousands, except per share amounts)	Historical	Properties Acquired	Pro Forma Adjustments		Pro Forma
REVENUES:		(3)
Property rentals	$435,367	$47,651	$9,411	(4)	$492,429
Temperature Controlled Logistics	200,093	—	—		200,093
Tenant expense reimbursements	72,533	8,448	—		80,981
Fee and other income	29,063	70	—		29,133
Total revenues	737,056	56,169	9,411		802,636
EXPENSES:
Operating	370,966	21,371	—		392,337
Depreciation and amortization	108,806	—	19,848	(5)	128,654
General and administrative	53,063	2,492	4,250	(6)	59,805
Costs of acquisitions not consummated	8,807	—	—		8,807
Total expenses	541,642	23,863	24,098		589,603
Operating income	195,414	32,306	(14,687)		213,033
Income applicable to Alexander’s	13,519	—	—		13,519
Income applicable to Toys “R” Us	58,661	—	—		58,661
Income from partially owned entities	9,105	—	—		9,105
Interest and other investment income	54,479	—	(12,634	) (7)	41,845
Interest and debt expense (including amortization of deferred financing costs of $4,150 and $3,575)	(147,013)	(17,312)	759	(8)	(163,566)
Net gain on disposition of wholly-owned and partially owned assets other than depreciable real estate	909	—	—		909
Minority interest of partially owned entities	3,883	—	637	(9)	4,520
Income from continuing operations	188,957	14,994	(25,925)		178,026
Loss from discontinued operations, net of minority interest	(34)	—	—		(34)
Net income	188,923	14,994	(25,925)		177,992
Preferred unit distributions	(18,806)	—	—		(18,806)
NET INCOME applicable to Class A units	$170,117	$14,994	$(25,925)		$159,186

INCOME PER CLASS A UNIT – BASIC:
Income from continuing operations	$1.02				$0.96
Income from discontinued operations	—				—
Net income per Class A unit	$1.02				$0.96

INCOME PER CLASS A UNIT – DILUTED:
Income from continuing operations	$0.97				$0.90
Income from discontinued operations	—				—
Net income per Class A unit	$0.97				$0.90

See accompanying notes to pro forma consolidated financial information

Vornado Realty L.P.

Pro Forma Notes to Consolidated Income Statement

(Amounts in thousands)

(1)

We acquired a 70% controlling interest in 1290 Avenue of the Americas and the 555 California Street complex. We consolidate the properties and have stepped-up 70% of the basis of the assets and liabilities to their estimated fair value. The “Properties Acquired” column represents 100% of the aggregate historical cost of these properties.

(2)

Represents our preliminary purchase price allocation for the 70% interest we acquired after the elimination of the historical cost basis of the assets and liabilities. The valuations of the assets and liabilities were determined based on discounted cash flow analyses, available market statistics and comparable sales information and are preliminary and subject to change within the one-year period from the date of closing, as additional valuation information becomes available.

Purchase Price:
Contractual purchase price	$1,165,000
Purchase price adjustments	(27,606)
Estimated transaction costs	88,000
Debt assumed (GAAP basis at December 31, 2006)	791,766
Total Consideration	2,017,160
Less: Debt assumed	(791,766)
Cash funded at closing	$1,225,394

Purchase Price Allocation to the Assets and Liabilities Acquired:	70% at Fair Value	Elimination of 70% at Historical Cost	Resulting Pro Forma Adjustment
Land	$652,144	$450,683	$201,461
Building	1,219,968	1,129,279	90,689
Acquired in-place leases	173,922	78,020	95,902
Acquired above-market leases	33,205	47,765	(14,560)
Other assets	223,083	214,369	8,714
Assets acquired	2,302,322	1,920,116	382,206
Mortgage debt	812,380	791,766	20,614
Acquired below-market leases	223,764	130,494	93,270
Other liabilities	40,784	27,237	13,547
Liabilities acquired	1,076,928	949,497	127,431
Net assets acquired ($1.0 billion excluding net working capital acquired and closing costs)	$1,225,394	$970,619	$254,775

Partners’ Equity:
Historical basis	$1,386,599
Adjustment to step up 70% to fair value, as above	254,775
Adjusted equity	1,641,374
Reclassification of 30% partners’ equity to minority interest upon consolidation	(415,980)
Elimination of Vornado’s 70% upon consolidation	$1,225,394

Vornado Realty L.P.

Notes to Pro Forma Consolidated Financial Statements

(Amounts in thousands)

(Continued)

(3)

The “Properties Acquired” column represents the aggregate of the Revenues and Certain Expenses of the properties to be acquired for the year ended December 31, 2006. The audited Statements of Revenues and Certain Expenses, in accordance with Regulation SX, Rule 3-14, for 1290 Avenue of the Americas and 555 California Street for the year ended December 31, 2006 are included in this current report on Form 8-K.

(4)

Represents the amortization of acquired below market leases, net of above market leases over the remaining non-cancellable terms of the leases and the adjustment to revenue arising from the straight-lining of rents as follows:

	Total	70% Acquired	30% Historical Cost
Amortization of acquired below market leases, net of above market leases	$39,381	$34,297	$5,084
Revenue arising from the straight-lining of rents – historical cost	567	7,193	(6,626)
Total for the year ended December 31, 2006	$39,948	$41,490	$(1,542)
Total for the three months ended March 31, 2007	$9,411	$9,797	$(386)

(5)

Represents depreciation of building and improvements on a straight-line basis over their estimated useful life of 40 years and amortization of acquired in-place leases over the remaining non-cancellable terms of the leases as follows:

	Total	70% Acquired	30% Historical Cost
Depreciation of building and improvements	$43,540	$27,701	$15,839
Amortization of acquired in-place leases	34,382	26,063	8,319
Amortization of deferred costs	1,467	—	1,467
Total for the year ended December 31, 2006	$79,389	$53,764	$25,625
Total for the three months ended March 31, 2007	$19,848	$13,441	$6,407

(6)	Represents 30% Federal withholding tax on dividends paid to the foreign corporations acquired in this transaction.

(7)	Represents a reduction of interest income from the earnings on $1.225 billion of cash which was used to fund this transaction.

(8)	Represents the amortization of the mark-to-market of the debt assumed at acquisition on a straight-line basis (which approximates the effective interest method) over the remaining terms of the debt.

(9)	Represents the allocation of earnings to the 30% minority partner upon consolidation.

SHANHOLT GLASSMAN KLEIN KRAMER & CO.

CERTIFIED PUBLIC ACCOUNTANTS P.C.

STEWART GLASSMAN, CPA	575 LEXINGTON AVENUE
SANDY A. KLEIN, CPA	NEW YORK, NY 10022
JONATHAN H. KRAMER, CPA	(212) 644-9000
MARK ZAVELSON, CPA	FAX (212) 752-4335
GERALD GILLEN, CPA	www.shanholt.com
ALAN LEVY, CPA	181 SO. FRANKLIN AVE.
BARRY E. ARANOFF, CPA	VALLEY STREAM, NY 11581

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Vornado Realty Trust

We have audited the accompanying statement of revenues and certain expenses of 1290 Avenue of the Americas (the “Property”) for the year ended December 31, 2006. The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Vornado Realty Trust and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1, for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Shanholt Glassman Klein Kramer & Co. CPA’s P.C.

Shanholt Glassman Klein Kramer & Co. CPA’s P.C.

New York, New York

May 4, 2007

1290 AVENUE OF THE AMERICAS

STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

	For the Three Months Ended March 31, 2007 (Unaudited)	For the Year Ended December 31, 2006
Revenues
Rent	$24,550,854	$94,610,495
Tenant expense reimbursements	5,659,042	24,351,333
Total revenues	30,209,896	118,961,828

Certain expenses
Operating expenses	6,407,914	25,735,372
Real estate taxes	6,382,339	26,276,993
General and administrative	107,071	582,614
Management fees	757,481	2,811,543
Interest expense	7,251,916	30,424,555
Total certain expenses	20,906,721	85,831,077

Revenues in excess of certain expenses	$9,303,175	$33,130,751

See notes to statements of revenues and certain expenses.

1290 AVENUE OF THE AMERICAS

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

NOTE 1.	SUMMARY OF ACCOUNTING POLICIES

A.	Basis of presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an office building located at 1290 Avenue of the Americas (the "Property") in Manhattan, New York. During 2007 Vornado Realty Trust (the "Company") signed a contract to purchase a controlling interest in the entity which owns the Property (the "LLC").

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes interest income and certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of depreciation and amortization, and general and administrative expenses not directly related to the future operations.

B.	Use of estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

C.	Revenue recognition

The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $1,074,924 (unaudited) for the three months ended March 31, 2007 and $6,299,017 for the year ended December 31, 2006.

NOTE 2.	FUTURE MINIMUM RENTS SCHEDULE

The Property has leases with tenants expiring at various dates to July 31, 2020. Approximate future minimum annual base rental payments to be received are as follows:

2007	$92,826,000
2008	91,753,000
2009	88,175,000
2010	88,736,000
2011	82,794,000
Thereafter	191,304,000
$635,588,000

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

1290 AVENUE OF THE AMERICAS

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

NOTE 3.	LONG-TERM DEBT

The first note ("Note A") in the amount of $385,000,000 has an interest rate of 6.8527%. The second note ("Note B") in the amount of $55,000,000 has an interest rate of 6.5907%. Note A and Note B (the "Notes") require monthly payments of interest only through July 7, 2007. Commencing August 7, 2007 through January 7, 2012 the LLC will make monthly payments of $2,745,010 on the Notes, applied first to interest with the balance in reduction of principal. Commencing February 7, 2012 the LLC will make monthly payments of interest only. The Notes mature on January 7, 2013. The Property is pledged as collateral for the Notes. The future maturities of long-term debt as of December 31, 2006 are approximately as follows:

2007	$982,000
2008	2,581,000
2009	2,852,000
2010	3,056,000
2011	3,274,000
Thereafter	427,255,000
$440,000,000

The Notes require the maintenance of escrow and reserve accounts. Further, the Notes require the LLC to maintain a lockbox account for the receipt of operating lease rental income, whereby the lockbox funds are first used to fund debt service and escrow and reserve accounts prior to the release of such funds to the operating accounts. In addition, individuals affiliated with the LLC have personally guaranteed certain obligations of the Notes in certain limited circumstances, as described in the loan agreements.

NOTE 4.	MANAGEMENT FEE

The Property was managed pursuant to a management agreement, which provided for fees based primarily upon gross receipts, as defined.

NOTE 5.	SIGNIFICANT TENANTS

Two tenants occupied approximately 50% of the building's square footage and accounted for approximately 50% of the rental revenue.

NOTE 6.	INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues and certain expenses for the three months ended March 31, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for the interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

SHANHOLT GLASSMAN KLEIN KRAMER & CO.

CERTIFIED PUBLIC ACCOUNTANTS P.C.

STEWART GLASSMAN, CPA	575 LEXINGTON AVENUE
SANDY A. KLEIN, CPA	NEW YORK, NY 10022
JONATHAN H. KRAMER, CPA	(212) 644-9000
MARK ZAVELSON, CPA	FAX (212) 752-4335
GERALD GILLEN, CPA	www.shanholt.com
ALAN LEVY, CPA	181 SO. FRANKLIN AVE.
BARRY E. ARANOFF, CPA	VALLEY STREAM, NY 11581

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Vornado Realty Trust

We have audited the accompanying combined statement of revenues and certain expenses of 555 California Street, 315 Montgomery Street and 345 Montgomery Street (collectively, the “Property”) for the year ended December 31, 2006. The combined financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Vornado Realty Trust and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1, for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Shanholt Glassman Klein Kramer & Co. CPA’s P.C.

Shanholt Glassman Klein Kramer & Co. CPA’s P.C.

New York, New York

May 8, 2007

555 CALIFORNIA STREET, 315 MONTGOMERY STREET

AND 345 MONTGOMERY STREET

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

	For the Three Months Ended March 31, 2007 (Unaudited)	For the Year Ended December 31, 2006
Revenues
Rent	$22,088,848	$87,152,764
Tenant expense reimbursements	2,788,909	10,785,479
Garage	1,011,322	3,779,481
Other	70,346	220,609
Total revenues	25,959,425	101,938,333

Certain expenses
Operating expenses	5,927,259	25,061,738
Real estate taxes	2,979,375	11,220,693
General and administrative	800,629	3,013,864
Management fees	501,177	1,817,257
Interest expense	10,060,077	41,456,346
Total certain expenses	20,268,517	82,569,898

Revenues in excess of certain expenses	$5,690,908	$19,368,435

See notes to combined statement of revenues and certain expenses.

555 CALIFORNIA STREET, 315 MONTGOMERY STREET

AND 345 MONTGOMERY STREET

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

NOTE 1.	SUMMARY OF ACCOUNTING POLICIES

A.	Basis of presentation

Presented herein is the combined statement of revenues and certain expenses related to the operation of office buildings located at 555 California Street, 315 Montgomery Street and 345 Montgomery Street (collectively, the "Property") in San Francisco, California. During 2007, Vornado Realty Trust (the "Company") signed a contract to purchase a controlling interest in the entity which owns the Property (the "LLC").

The accompanying combined financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined financial statement excludes interest income and certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of depreciation and amortization, and general and administrative expenses not directly related to the future operations.

B.	Use of estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

C.	Revenue recognition

The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $1,351,956 (unaudited) for the three months ended March 31, 2007 and $3,165,766 for the year ended December 31, 2006.

NOTE 2.	FUTURE MINIMUM RENTS SCHEDULE

Minimum future rent receipts from noncancelable operating leases extending past December 31,  2006 are summarized as follows:

2007	$79,999,000
2008	78,804,000
2009	76,498,000
2010	69,969,000
2011	62,305,000
Thereafter	210,932,000
$578,507,000

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

555 CALIFORNIA STREET, 315 MONTGOMERY STREET

AND 345 MONTGOMERY STREET

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

NOTE 3.	LONG-TERM DEBT

The Property has the following notes payable at December 31, 2006:

The first note in the amount of $520,000,000 has three parts. The first part for $253,000,000 is interest only at a fixed rate of 5.30%. The second part for $130,000,000 and the third part for $137,000,000 are interest only at a fixed rate of 4.87%.

The second note in the amount of $26,355,294 is interest only at a fixed rate of 6.64%.

The third note in the amount of $26,355,294 is interest only at a fixed rate of 6.64%.

The fourth note in the amount of $69,764,013 is interest only at a fixed rate of 7.30%.

The fifth note in the amount of $34,882,006 is interest only at a fixed rate of 8.26%.

The sixth note in the amount of $20,929,204 is interest only at a fixed rate of 11.22%.

All the notes are secured by the Property and an assignment of current and future rents. The notes mature on September 1, 2011. Interest expense incurred on the notes for the year ended December 31, 2006 amounted to $41,456,346.

NOTE 4.	MANAGEMENT FEE

The Property was managed pursuant to a management agreement, which provided for fees based primarily upon gross receipts, as defined.

NOTE 5.	SIGNIFICANT TENANTS

One tenant occupied 37% of leasable square feet and represented 35% of recorded rent revenue.

NOTE 6.	INTERIM UNAUDITED FINANCIAL INFORMATION

The combined statement of revenues and certain expenses for the three months ended March 31, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain expenses for the interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.